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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

January 20, 2004

RIVAL TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada

(State or other jurisdiction of incorporation)

N/A

                                                                            (Commission File No.)                (IRS Employer ID)

#200, 100 Park Royal, West Vancouver, British Columbia, Canada V7T 1A2

(Address of principal executive offices and Zip Code)

(604) 689-0584

(Registrant's telephone number, including area code)

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ITEM 1. CHANGE IN CONTROL OF THE REGISTRANT

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM  4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

Grant Thorton (the  "Former Accountant") has resigned and been replaced as principal independent accountant of  (the "Company") on December 23, 2003.

The Company has engaged Dohan & Company as its principal independent accountant effective December 23, 2003.  The Company did not consult the new accountant with respect to any of the matters described in Item 304 (a)(2) of Regulation S-B.

The decision to change principal independent accountants has been approved by the Company’s board of directors.

In connection with the audits of the years ended December 31, 2001and December 31, 2002, and the subsequent interim period through March 31, 2003, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in its report on the financial statements for such periods.

The Former Accountant's auditors' report dated March 28, 2003 on the Company’s consolidated balance sheets as at December 31, 2001 and December 31, 2002 and the related consolidated statements of operations and deficit and cash flows for the years ended December 31, 2001 and December 31, 2002 contained a separate paragraph stating that "the accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the consolidated financial statements, the Company has not established a source of revenue, has a significant working capital deficiency, and is dependent on its ability to raise substantial amounts of equity funds.  This raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

In connection with the audits of the years ended December 31, 2001 and December 31, 2002, and the subsequent interim period through to March 31, 2003, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(B)(1) through (3) of Item 304 of Regulation S-B.

The Former Accountant conducted a review of Company’s quarterly results for the period ended March 31, 2003, but did not review the Company’s quarterly results for the periods ended June 30, 2003 and September 30, 2003, nor to the date of their resignation on December 23, 2003.  The quarterly results for the periods ended June 30, 2003 and September 30, 2003 have now been reviewed by the new auditor, Dohan and Company, who will also complete the year end audit for the year ended December 31, 2003.

The Company has provided the Former Accountant with a copy of the foregoing disclosures and has requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

Not applicable.

Exhibits

16. Letter from  dated January 20, 2004 agreeing with revised disclosures in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: January 20, 2004

Rival Technologies Inc.

/s/ Robin J. Harvey

By:  Robin J. Harvey

President and Director

/s/ Perry Guglielmi

By:  Perry Guglielmi

Director